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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): December 27, 2001


             SSB VEHICLE SECURITIES INC., (as depositor under the
         Sale and Servicing Agreement, dated as of December 1, 2001)

                          SSB VEHICLE SECURITIES INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                 333-63005-03                  N/A
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 (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)

                             390 Greenwich Street
                            New York, New York 10013
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                    (Address of Principal Executive Offices)

                                  (Zip Code)

        Registrant's telephone number, including area code (212) 816-6000
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Item 5.  Other Events.
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Filing of certain Agreements
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      On December 27, 2001, SSB Vehicle Securities Inc. ("SSB") entered into a sale and servicing agreement dated as of December 1, 2001 (the "Sale and Servicing Agreement"), by and among SSB, as depositor, SSB RV Trust 2001-1
(the "Issuer"), as issuer, Salomon Brothers Realty Corp., as seller, The CIT Group/Sales Financing, Inc., as servicer, custodian and an originator, GMAC Mortgage Corporation as back-up servicer, The CIT Group/Consumer Finance, Inc.
(NY) as an originator, Citibank, N.A. (the "Bond Administrator"), as bond administrator and U.S. Bank National Association as indenture trustee. The
Sale and Servicing Agreement is attached (without Schedule B thereto) hereto as Exhibit 10.1.

      On December 27, 2001, the Issuer, the Indenture Trustee and the Bond Administrator entered into an indenture dated as of December 1, 2001 (the "Indenture"). On December 1, 2001, SSB and Wilmington Trust Company entered into a trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
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(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   Exhibit No.                     Description
      ----------                      -----------

         4.1                          Indenture

         4.2                          Trust Agreement

         10.1                         Sale and Servicing Agreement (without
                                      Schedule B thereto)



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SSB VEHICLE SECURITIES INC.



                                    By: /s/  Christopher Hawke
                                        --------------------------------
                                        Name     Christopher Hawke
                                        Title:   Assist. Vice President



Dated:  May 8, 2002


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                                 Exhibit Index
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Exhibit                                                                 Page
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4.1   Indenture........................................................   4
4.2   Amended and Restated Trust Agreement.............................   5
10.1  Sale and Servicing Agreement.....................................   6







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